Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediacom Broadband Corporation (the “Company”) on Form 10-Q/A (Amendment No. 1) for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Rocco B. Commisso, Chief Executive Officer and Mark E. Stephan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 21, 2004	BY:	/s/ ROCCO B. COMMISSO

Rocco B. Commisso Chief Executive Officer

	BY:	/s/ MARK E. STEPHAN

Mark E. Stephan Chief Financial Officer

End of Filing